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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   --------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                 July 1, 1998
                                 ------------
                      (Date of Earliest Event Reported)


                         Objective Communications, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                  000-22235                 52-1707962
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        (State of                 (Commission             (I.R.S. Employer
      Incorporation)              File Number)         Identification Number)

50 International Drive, Portsmouth, New Hampshire                    03801
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  (Address of Principal Executive Offices)                         (Zip Code)



                                 (603) 334-6700
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS.

      On July 2, 1998, Objective Communications, Inc., a Delaware corporation (the "Company") announced that, based on preliminary financial results, the Company does not expect to recognize any revenues in the second quarter of 1998, because of delays in product functionality. The Company's Board of Directors also announced that the Company has taken steps designed to significantly cut expenditures and permit the Company to achieve long-term performance objectives, including a significant reduction in the number of Company employees. On July 1, 1998, the Company reduced total employees to an estimated 88 full-time employees, from an estimated 130. The Company also began to implement new cash-management practices throughout the Company in an effort to reduce corporate expenses.

      The Board of Directors also announced that, as the Company focuses on bringing a fully functional VidPhone system to market, Steven A. Rogers, the founder and technical visionary of the Company and currently its President and Chief Executive Officer, will move to assume responsibilities for Chief Technology Officer and Vice President of Engineering. Subsequently, on July 6, 1998, the Company announced the appointment of Jim Bunker as the Interim President and Chief Executive Officer, who will assume responsibility for general corporate oversight.

      The Company also announced a new financing with a number of investors to purchase 5% Convertible Debentures due 2003, the terms of which are discussed in detail below.

Private Placement of $3,125,000 Principal Amount of 5% Convertible Debentures due 2003

      The following is a summary description of material agreements to which the Company is subject. This description is not complete, and is subject in its entirety to the provisions of the complete documents, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6.

      Effective as of July 8, 1998, the Company issued $3,125,000 aggregate principal amount 5% Convertible Debentures due 2003 (the "Debentures") pursuant to a Subscription Agreement to purchase $2,500,000 aggregate principal amount of Debentures dated as of July 1, 1998, executed by certain institutional investors (the "Institutional Investors") and accepted by the Company, and Subscription Agreements to purchase $625,000 aggregate principal amount of Debentures executed by Messrs. Clifford M. Kendall, Eugene R. Cacciamani, Marc S. Cooper, and Richard T. Liebhaber, directors of the Company, Messrs. James F. Bunker, Roger A. Booker and Robert H. Emery and Ms. Mary C. Murphy, executive officers of the Company, and certain other investors, including outside consultants to the Company (collectively, the "Additional Investors" and together with the Institutional Investors, the "Investors") and accepted by the Company. The Debentures accrue interest at the rate of 5.0% per annum, payable quarterly in arrears, and the interest is payable either in cash or in the issuance of additional Debentures, at the option of the Company. The Debentures are senior in right of payment to substantially all existing and future indebtedness of the Company.


      The Debentures held by the Institutional Investors may be redeemed by the Company, at its option, at any time on or before October 5, 1998. The Debentures held by the Additional Investors are subject to mandatory redemption by the Company on January 5, 1999, provided that the Company has previously redeemed the Debentures held by the Institutional Investors. The Debentures are redeemable at a redemption price per Debenture equal to 110% of the principal amount of the Debenture, plus any accrued and unpaid interest thereon. Upon such redemption, if any, the Company also is obligated to issue to the Institutional Investors warrants to purchase an aggregate of up to 125,000 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), and to the Additional Investors warrants to purchase an aggregate of up to 50,000 shares of Common Stock, all at an exercise price of $11.00 per share (subject to adjustment as provided therein).

      The Investors also have agreed that, prior to October 6, 1998, neither they nor their affiliates will take a "short" position in the Company's Common Stock, unless at the time the position is taken the price per share of the Common Stock as reported on the Nasdaq National Market is greater than $10.87.

      If such Debentures have not previously been redeemed by the Company, the Debentures issued to the Institutional Investors are convertible into shares of Common Stock of the Company, at the option of the holder, in whole or in part, at any time on or after October 6, 1998. If such Debentures have not previously been redeemed by the Company, the Debentures issued to the Additional Investors are convertible into shares of Common Stock of the Company, in whole or in part, at the option of the holder any time after January 5, 1999. The conversion rate at which the Debentures are convertible into shares of Common Stock is the lesser of a fixed or floating conversion rate, determined by dividing the principal amount of the Debentures plus any accrued and unpaid interest by a conversion price equal to the lesser of $10.87 or the average of the three lowest closing prices of the Common Stock on its principal exchange during the 12 trading days immediately preceding the date upon which the Company is notified of such conversion (the "Conversion Rate").

      The Company has agreed to register, on or before August 29, 1998, the shares of Common Stock issuable upon conversion of the Debentures and the exercise of any warrants held by the Investors.

      On or after July 8, 2003 (the "Maturity Date"), the Company has the option to cause any outstanding Debentures to be automatically converted into shares of Common Stock pursuant to the Conversion Rate, or to redeem all outstanding Debentures at a redemption price equal to the principal amount of the Debentures, plus any accrued and unpaid interest thereon.

      The Company intends to use the proceeds from the purchase of the Debentures for general corporate purposes.

      This Current Report on Form 8-K and the press releases filed as exhibits hereto include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, including changes in short-term interest rates and other risk factors detailed in the Company's other filings with the Securities and Exchange Commission.
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
ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description of Exhibit
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
4.1               Form of Subscription Agreement, dated as of July 1, 1998, by and among Objective Communications, Inc. (the "Company") and
                  Leonardo, L.P., AG Super Fund International Partners, L.P.,
                  Raphael, L.P., AGR Halifax Fund, Ltd., Ramius Fund, Ltd., and
                  GAM Arbitrage Investments, Inc. (collectively, the
                  "Institutional Investors").

4.2 Form of Subscription Agreement, dated as of July 8, 1998, by and among the Company and each of Messrs. Clifford M.
                  Kendall, Eugene R. Cacciamani, Marc S. Cooper, Richard T.
                  Liebhaber, James F. Bunker, Roger A. Booker, and Robert H.
                  Emery, Ms. Mary C. Murphy, and certain other investors including outside consultants to the Company (collectively, the "Additional Investors" and together with the Institutional Investors, the "Investors").

4.3               Form of 5% Convertible Debenture due 2003, dated as of July
                  8, 1998, issued by the Company to the Institutional
                  Investors.

4.4               Form of 5% Convertible Debenture due 2003, dated as of July
                  8, 1998, issued by the Company to the Additional Investors.

4.5 Form of Warrant to Purchase Shares of Common Stock, $.01 par value per share, for issuance by the Company to the Investors upon early redemption of the 5% Convertible
                  Debentures due 2003.

4.6               Form of Registration Rights Agreement, dated as of July 8,
                  1998, by and among the Company and the Investors.

99.1              Press release issued by the Company on July 2, 1998.

99.2              Press release issued by the Company on July 6, 1998.

99.3              Press release issued by the Company on July 14, 1998.
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                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    OBJECTIVE COMMUNICATIONS, INC.



Date:  July 16, 1998                By:  /s/ Robert H. Emery
                                        --------------------

                                    Robert H. Emery
                                    Vice President, Administration and Finance


614791-02